UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

MapLight Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42914	83-2163243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 984-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	MPLT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2026, Vishwas Setia was separated as the Chief Financial Officer of MapLight Therapeutics, Inc. (the “Company”), effective immediately, following a review of a human resources violation. Mr. Setia’s separation was wholly unrelated to the Company’s financial or operating results, internal controls or clinical programs, or any concerns or disagreements regarding the Company’s financial or reporting practices.

Mr. Setia is not entitled to receive any severance payment in connection with his separation. However, the Company and Mr. Setia entered into a Separation Agreement on June 18, 2026, which contains (i) a release of claims against the Company and (ii) payment of continued health coverage for Mr. Setia and his dependents under COBRA for up to three months.

The description of the Separation Agreement provided herein is not complete and is qualified in its entirety by reference to the Separation Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

In connection with the separation of Mr. Setia, the board of directors of the Company appointed Jonathan Gillis, the Company’s Chief Administrative and Accounting Officer, as the Company’s interim Chief Financial Officer and interim principal financial officer, effective June 18, 2026. Mr. Gillis will also continue his role as the Company’s principal accounting officer. Information regarding Mr. Gillis’s background and business experience is set forth under the caption “Executive Officers” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2026, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MapLight Therapeutics, Inc.

Dated: June 18, 2026	By:	/s/ Christopher A. Kroeger
Christopher A. Kroeger, M.D.
Chief Executive Officer